Heller Equipment Asset Receivables Trust 1999-1
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report--Collections and Distribution

Collection Period                             March 2, 2000 to April 1, 2000
Determination Date                            April 11, 2000
Distribution Date                             April 13, 2000

Available Amounts
   Scheduled Payments plus Payaheads,
     net of Excluded Amounts                                    10,449,692.11
   Prepayment Amounts                                            2,381,530.34
   Recoveries                                                       28,392.33
   Investment Earnings on Collection
     Account and Reserve Fund                                       27,453.28
   Late Charges                                                     44,222.11
   Servicer Advances                                             1,152,670.61
   Total Available Amounts                                      14,083,960.78
                                                                -------------
Payments on Distribution Date
   Trustee Fees (only applicable pursuant
     to an Event of Default)                                             0.00
   Unreimbursed Servicer Advances to the Servicer                        0.00
   Monthly Servicing Fee, if Heller Financial, Inc.
     is not the Servicer                                                 0.00
   Interest due to Class A-1 Notes                                       0.00
   Interest due to Class A-2 Notes                                 213,041.90
   Interest due to Class A-3 Notes                                 620,095.82
   Interest due to Class A-4 Notes                                 146,800.09
   Interest due to Class B Notes                                    46,869.58
   Interest due to Class C Notes                                    41,618.90
   Interest due to Class D Notes                                    29,539.11
   Class A-1 Principal Payment Amount                                    0.00
   Class A-2 Principal Payment Amount                           12,147,913.60
   Class A-3 Principal Payment Amount                                    0.00
   Class A-4 Principal Payment Amount                                    0.00
   Class B Principal Payment Amount                                838,081.78
   Class C Principal Payment Amount                                      0.00
   Class D Principal Payment Amount                                      0.00
   Additional Principal to Class A-2 Notes                               0.00
   Additional Principal to Class A-3 Notes                               0.00
   Additional Principal to Class A-4 Notes                               0.00
   Additional Principal to Class B Notes                                 0.00
   Additional Principal to Class C Notes                                 0.00
   Additional Principal to Class D Notes                                 0.00
   Monthly Servicing Fee, if Heller Financial, Inc.
    is the Servicer                                                      0.00
   Deposit to the Reserve Fund                                           0.00
   Excess to Certificateholder                                           0.00
   Total distributions to Noteholders and
     Certificateholders                                         14,083,960.78
                                                                -------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

        Trustee fees due on Distribution Date                               0.00

Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                      0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

    (i) Servicing Fee Percentage                                           0.40%

   (ii) ADCB of Contract Pool as of the 1st day of the
        Collection Period                                         236,574,418.19

  (iii) Servicing Fee ( ( (i)/12) x (ii) )                                  0.00

   (iv) Servicing Fee accrued but not paid in prior periods                 0.00

        Total Servicing Fee due and accrued ( (iii) + (iv) )                0.00

        Servicing Fee carried forward                                       0.00

        Monthly Servicing Fee distributed                                   0.00

Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                 0.00

        Class A-1 Interest Rate                                         4.94795%

        Number of days in Accrual Period                                      31

        Current Class A-1 interest due                                      0.00

        Class A-1 interest accrued but not paid in prior periods            0.00

        Total Class A-1 interest due                                        0.00

        Class A-1 interest carried forward                                  0.00

        Class A-1 interest distribution                                     0.00

Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                        48,602,714.94

        Class A-2 Interest Rate                                            5.26%

        Current Class A-2 interest due                                213,041.90

        Class A-2 interest accrued but not paid in prior periods            0.00

        Total Class A-2 interest due                                  213,041.90

        Class A-2 interest carried forward                                  0.00

        Class A-2 interest distribution                               213,041.90

Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                       135,293,633.00

        Class A-3 Interest Rate                                            5.50%

        Current Class A-3 interest due                                620,095.82

        Class A-3 interest accrued but not paid in prior periods            0.00

        Total Class A-3 interest due                                  620,095.82

        Class A-3 interest carried forward                                  0.00

        Class A-3 interest distribution                               620,095.82

Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                        31,345,216.00

        Class A-4 Interest Rate                                            5.62%

        Current Class A-4 interest due                                146,800.09

        Class A-4 interest accrued but not paid in prior periods            0.00

        Total Class A-4 interest due                                  146,800.09

        Class A-4 interest carried forward                                  0.00

        Class A-4 interest distribution                               146,800.09

Class B Interest Schedule
        Opening Class B principal balance                                                 9,663,831.00
        Class B Interest Rate                                                                    5.82%
        Current Class B interest due                                                         46,869.58
        Class B interest accrued but not paid in prior periods                                    0.00
        Total Class B interest due                                                           46,869.58
        Class B interest carried forward                                                          0.00

        Class B interest distribution                                                        46,869.58


Class C Interest Schedule

        Opening Class C principal balance                                                 7,731,065.00
        Class C Interest Rate                                                                    6.46%
        Current Class C interest due                                                         41,618.90
        Class C interest accrued but not paid in prior periods                                    0.00
        Total Class C interest due                                                           41,618.90
        Class C interest carried forward                                                          0.00

        Class C interest distribution                                                        41,618.90


Class D Interest Schedule

        Opening Class D principal balance                                                 3,865,532.00
        Class D  Interest Rate                                                                   9.17%
        Current Class D interest due                                                         29,539.11
        Class D interest accrued but not paid in prior periods                                    0.00
        Total Class D interest due                                                           29,539.11
        Class D interest carried forward                                                          0.00

        Class D interest distribution                                                        29,539.11


Class A-1 Principal Schedule

        Class A-1 Maturity Date                                                           May 15, 2000
 (i)    Opening Class A-1 principal balance                                                       0.00
 (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance     236,574,418.19
 (iii)  ADCB as of last day of the Collection Period                                    223,282,152.75
 (iv)   Monthly Principal Amount ( (ii) - (iii) )                                        13,292,265.44
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                            0.00
        Class A-1 Principal Payment Amount distribution                                           0.00

        Class A-1 Principal Balance after current distribution                                    0.00


Class A Principal Payment Amount

 (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount           215,241,563.94
 (ii)   Class A Target Investor Principal Amount (90.9583% * ending ADCB)               203,093,650.34
        Class A Principal Payment Amount                                                 12,147,913.60
        Funds available for distribution                                                 12,147,913.60


Class A-2 Principal Schedule

        Opening Class A-2 principal balance                                              48,602,714.94
        Class A-2 Principal Payment Amount distribution                                  12,147,913.60

        Class A-2 principal balance after current distribution                           36,454,801.34


Class A-3 Principal Schedule

        Opening Class A-3 principal balance                                              135,293,633.00
        Class A-3 Principal Payment Amount distribution                                            0.00

        Class A-3 principal balance after current distribution                           135,293,633.00

Class A-4 Principal Schedule
        Opening Class A-4 principal balance                                            31,345,216.00
        Class A-4 Principal Payment Amount distribution                                         0.00

        Class A-4 principal balance after current distribution                         31,345,216.00


Class B Principal Schedule

        Opening Class B principal balance                                               9,663,831.00
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                8,411,931.82
        Class B Floor                                                                  (4,172,862.96)
        Class B Principal Payment Amount due                                            1,251,899.18
        Class B Principal Payment Amount distribution                                     838,081.78

        Class B principal balance after current distribution                            8,825,749.22


Class C Principal Schedule

        Opening Class C principal balance                                               7,731,065.00
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                6,729,500.80
        Class C Floor                                                                     581,742.11
        Class C Principal Payment Amount due                                            1,001,564.20
        Class C Principal Payment Amount distribution                                           0.00

        Class C principal balance after current distribution                            7,731,065.00


Class D Principal Schedule

        Opening Class D principal balance                                               3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                3,364,862.04
        Class D Floor                                                                   2,050,644.03
        Class D Principal Payment Amount due                                              500,669.96
        Class D Principal Payment Amount distribution                                           0.00

        Class D principal balance after current distribution                            3,865,532.00


Additional Principal Schedule

        Floors applicable (Yes/No)                                                                No
        Monthly Principal Amount                                                       13,292,265.44
        Sum of Principal Payments payable on all classes                               14,902,046.93
        Additional Principal  payable                                                           0.00
        Additional Principal available, if payable                                              0.00

        Class A-2 Additional Principal allocation                                               0.00
        Class A-2 principal balance after current distribution                         36,454,801.34

        Class A-3 Additional Principal allocation                                               0.00
        Class A-3 principal balance after current distribution                         135,293,633.00

        Class A-4 Additional Principal allocation                                               0.00
        Class A-4 principal balance after current distribution                         31,345,216.00

        Class B Additional Principal allocation                                                 0.00
        Class B principal balance after current distribution                            8,825,749.22

        Class C Additional Principal allocation                                                 0.00
        Class C principal balance after current distribution                            7,731,065.00

        Class D Additional Principal allocation                                                 0.00
        Class D principal balance after current distribution                            3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
(i)     Servicing Fee Percentage                                                               0.40%
(ii)    ADCB of Contract Pool as of the 1st day of the Collection Period             236,574,418.19
(iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                        78,858.14
(iv)    Servicing Fee accrued but not paid in prior periods                              672,941.82
        Total Servicing Fee due and accrued ( (iii) + (iv) )                             751,799.96
        Servicing Fee carried forward                                                    751,799.96

        Monthly Servicing Fee distributed                                                      0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period                                  223,282,152.75
        Required Reserve Amount (ending ADCB * 0.70%)                                  1,562,975.07
        Prior month Reserve Fund balance                                               1,065,261.71
        Deposit to Reserve Fund - excess funds                                                 0.00
        Interim Reserve Fund Balance                                                   1,065,261.71
        Current period draw on Reserve Fund for Reserve Interest Payments                      0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                     0.00
        Excess to Certificateholder                                                            0.00
        Ending Reserve Fund balance                                                    1,065,261.71

        Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period    0.48%

Heller Equipment Asset Receivables Trust 1999-1
----------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report -- Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                     0.00
        Initial Class A-1 principal balance                   130,040,761.00

        Note factor                                              0.000000000


        Class A-2
        ---------
        Class A-2 principal balance                            36,454,801.34
        Initial Class A-2 principal balance                    66,680,434.00

        Note factor                                              0.546709119


        Class A-3
        ---------
        Class A-3 principal balance                           135,293,633.00
        Initial Class A-3 principal balance                   135,293,633.00

        Note factor                                              1.000000000

        Class A-4
        ---------
        Class A-4 principal balance                            31,345,216.00
        Initial Class A-4 principal balance                    31,345,216.00

        Note factor                                              1.000000000

        Class B
        -------
        Class B principal balance                               8,825,749.22
        Initial Class B principal balance                       9,663,831.00

        Note factor                                              0.913276445

        Class C
        -------
        Class C principal balance                               7,731,065.00
        Initial Class C principal balance                       7,731,065.00

        Note factor                                              1.000000000

        Class D
        -------
        Class D principal balance                               3,865,532.00
        Initial Class D principal balance                       3,865,532.00

        Note factor                                              1.000000000


Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------
   (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution Date                        236,501,991.94
  (ii)    Overcollateralization Balance as of the preceding Distribution Date                                         72,426.25
 (iii)    Monthly Principal Amount                                                                                13,292,265.44
  (iv)    Available Amounts remaining after the payment of interest                                               12,985,995.38
   (v)    ADCB as of the end of the Collection Period                                                            223,282,152.75
          Cumulative Loss Amount                                                                                     306,270.06

Class B Floor Calculation
-------------------------

          Class B Floor percentage                                                                                         1.86%
          Initial ADCB                                                                                           386,553,237.98
          Cumulative Loss Amount for current period                                                                  306,270.06
          Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance   11,669,023.25
          Class B Floor                                                                                           (4,172,862.96)

Class C Floor Calculation
-------------------------

          Class C Floor percentage                                                                                         1.09%
          Initial ADCB                                                                                           386,553,237.98
          Cumulative Loss Amount for current period                                                                  306,270.06
          Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                   3,937,958.25
          Class C Floor                                                                                              581,742.11

Class D Floor Calculation
-------------------------
          Class D Floor percentage                                                                                         0.47%
          Initial ADCB                                                                                           386,553,237.98
          Cumulative Loss Amount for current period                                                                  306,270.06
          Overcollateralization Balance                                                                               72,426.25
          Class D Floor                                                                                            2,050,644.03

Heller Financial, Inc. is the Servicer (Yes/No)                                                                             Yes

An Event of Default has occurred  (Yes/No)                                                                                   No


10% Substitution Limit Calculation
----------------------------------

          ADCB as of the Cut-off Date:                                                                           386,553,237.98

          Cumulative DCB of Substitute Contracts replacing materially modified contracts                                   0.00
          Percentage of Substitute Contracts replacing materially modified contracts                                       0.00%

          Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                               No


5% Skipped Payment Limit Calculation
------------------------------------

          The percent of contracts with Skipped Payment modifications                                                      0.06%
          The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                   No
          Any Skipped Payments have been deferred later than January 1, 2006                                                 No

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data
---------
ADCB as of the first day of the Collection Period                                                    236,574,418.19
ADCB as of the last day of the Collection Period                                                     223,282,152.75

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts            489,816.99
Number of Contracts that became Defaulted Contracts during the period                                             4
Defaulted Contracts as a percentage of ADCB (annualized)                                                      2.63%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts             2,345,752.17
Number of Prepaid Contracts as of the last day of the Collection Period                                          11

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period          28,392.33

Cumulative Servicer Advances paid by the Servicer                                                      9,432,504.12
Cumulative reimbursed Servicer Advances                                                                8,279,833.51

Delinquencies and Losses                           Dollars          Percent
------------------------                        --------------      -------
        Current                                 211,287,300.76       94.63%
        31-60 days past due                       8,080,399.19        3.62%
        61-90 days past due                       2,544,497.26        1.14%
        Over 90 days past due                     1,369,955.54        0.61%
                                                --------------      -------
        Total                                   223,282,152.75      100.00%

        31+ days past due                        11,994,851.99        5.37%

(i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                      3,835,303.52
(ii)    Cumulative Recoveries realized on Defaulted Contracts                                            491,066.92
        Cumulative net losses to date  ( (i) - (ii) )                                                  3,344,236.60
        Cumulative net losses as a percentage of the initial ADCB                                             0.87%